Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]

Note 10.       Commitments and Contingencies

Operating Leases

       The company leases certain logistics, office, and manufacturing facilities. Income from continuing operations includes expense from operating leases of $125.5 million, $125.3 million and $128.6 million in 2012, 2011 and 2010, respectively. The following is a summary of annual future minimum lease and rental commitments under noncancelable operating leases as of December 31, 2012:

(In millions)

2013	$107.2
2014	83.2
2015	62.5
2016	37.1
2017	26.3
Thereafter	43.0

$359.3

Purchase Obligations

       The company has entered into unconditional purchase obligations, in the ordinary course of business, that include agreements to purchase goods or services that are enforceable and legally binding and that specify all significant terms including: fixed or minimum quantities to be purchased; fixed, minimum or variable price provisions; and the approximate timing of the transaction. Purchase obligations exclude agreements that are cancelable at any time without penalty. The aggregate amount of the company's unconditional purchase obligations totaled $274.6 million at December 31, 2012 and the majority of these obligations are expected to be settled during 2013.

Letters of Credit, Guarantees and Other Commitments

       Outstanding letters of credit and bank guarantees totaled $109.6 million at December 31, 2012. Substantially all of these letters of credit and guarantees expire before 2020.

       Outstanding surety bonds and other guarantees totaled $43.5 million at December 31, 2012. The expiration of these bonds and guarantees ranges through 2015.

       The letters of credit, bank guarantees and surety bonds principally secure performance obligations, and allow the holder to draw funds up to the face amount of the letter of credit, bank guarantee or surety bond if the applicable business unit does not perform as contractually required. The outstanding letters of credit, bank guarantees and surety bonds disclosed above include $35.6 million for businesses that have been sold.

       In connection with the sale of businesses of the company, the buyers have assumed certain contractual obligations of such businesses and have agreed to indemnify the company with respect to those assumed liabilities. In the event a third-party to a transferred contract does not recognize the transfer of obligations or a buyer defaults on its obligations under the transferred contract, the company could be liable to the third-party for such obligations. However, in such event, the company would be entitled to seek indemnification from the buyer.

       The company has funding commitments totaling $3.4 million at December 31, 2012, related to investments it owns.

       In 2012, the company entered into an off-balance sheet build-to-suit financing arrangement with a financial institution to fund construction of an operating facility in the U.S. Upon completion of construction in 2014, a five-year lease will commence with options to purchase the facility or renew the lease for up to three 5-year terms. The company has agreed with the lessor to comply with certain financial covenants consistent with its other debt arrangements (Note 9). and has guaranteed the facility's residual value at the end of the lease, up to a maximum of $58 million.

Indemnifications

       In conjunction with certain transactions, primarily divestitures, the company has agreed to indemnify the other parties with respect to certain liabilities related to the businesses that were sold or leased properties that were abandoned (e.g., retention of certain environmental, tax, employee and product liabilities). The scope and duration of such indemnity obligations vary from transaction to transaction. Where appropriate, an obligation for such indemnifications is recorded as a liability. Generally, a maximum obligation cannot be reasonably estimated. Other than obligations recorded as liabilities at the time of divestiture, historically the company has not made significant payments for these indemnifications.

       In connection with the company's efforts to reduce the number of facilities that it occupies, the company has vacated some of its leased facilities or sublet them to third parties. When the company sublets a facility to a third-party, it remains the primary obligor under the master lease agreement with the owner of the facility. As a result, if a third-party vacates the sublet facility, the company would be obligated to make lease or other payments under the master lease agreement. The company believes that the financial risk of default by sublessors is individually and in the aggregate not material to the company's financial position or results of operations.

       In connection with the sale of products in the ordinary course of business, the company often makes representations affirming, among other things, that its products do not infringe on the intellectual property rights of others and agrees to indemnify customers against third-party claims for such infringement. The company has not been required to make material payments under such provisions.

Litigation and Related Contingencies

       There are various lawsuits and claims pending against the company involving product liability, contract, commercial and other issues. In view of the company's financial condition and the accruals established for these matters, management does not believe that the ultimate liability, if any, related to these matters will have a material adverse effect on the company's financial condition, results of operations or cash flows.

       The company establishes a liability that is an estimate of amounts needed to pay damages in the future for events that have already occurred. The accrued liabilities are based on management's judgment as to the probability of losses for asserted and unasserted claims and, where applicable, actuarially determined estimates. The reserve estimates are adjusted as additional information becomes known or payments are made.

       The company accrues the most likely amount or at least the minimum of the range of probable loss when a range of probable loss can be estimated. The range of probable loss for product liability, workers compensation and other personal injury matters of the company's continuing operations at December 31, 2012, was approximately $215 million to $311 million on an undiscounted basis. The portion of these liabilities assumed in the 2006 merger with Fisher was recorded at its fair (present) value at the date of merger. The company's reserve for these matters in total, including the discounted liabilities, was $166 million at December 31, 2012 (or $216 million undiscounted). The reserve includes estimated defense costs and is gross of estimated amounts due from insurers of $91 million at December 31, 2012 (or $122 million undiscounted). The portion of these insurance assets assumed in the merger with Fisher was also recorded at its fair value at the date of merger. In addition to the above reserves, as of December 31, 2012, the company had product liability reserves of $9 million (undiscounted) relating to divested businesses.

       The assets and liabilities assumed at the acquisition date were ascribed a fair value based on the present value of expected future cash flows, using a discount rate equivalent to the risk free rate of interest for monetary assets with comparable maturities (weighted average discount rate of 4.67%). The discount on the liabilities of approximately $50 million and the discount on the assets of approximately $31 million (net discount $19 million) are being accreted to interest expense over the expected settlement period.

       Although the company believes that the amounts reserved and estimated recoveries are probable and appropriate based on available information, including actuarial studies of loss estimates, the process of estimating losses and insurance recoveries involves a considerable degree of judgment by management and the ultimate amounts could vary materially. Insurance contracts do not relieve the company of its primary obligation with respect to any losses incurred. The collectability of amounts due from its insurers is subject to the solvency and willingness of the insurer to pay, as well as the legal sufficiency of the insurance claims. Management monitors the financial condition and ratings of its insurers on an ongoing basis.

       The company is currently involved in various stages of investigation and remediation related to environmental matters. The company cannot predict all potential costs related to environmental remediation matters and the possible impact on future operations given the uncertainties regarding the extent of the required cleanup, the complexity and interpretation of applicable laws and regulations, the varying costs of alternative cleanup methods and the extent of the company's responsibility. Expenses for environmental remediation matters related to the costs of permit requirements and installing, operating and maintaining groundwater-treatment systems and other remedial activities related to historical environmental contamination at the company's domestic and international facilities were not material in any period presented. The company records accruals for environmental remediation liabilities, based on current interpretations of environmental laws and regulations, when it is probable that a liability has been incurred and the amount of such liability can be reasonably estimated. The company calculates estimates based upon several factors, including reports prepared by environmental specialists and management's knowledge of and experience with these environmental matters. The company includes in these estimates potential costs for investigation, remediation and operation and maintenance of cleanup sites.

       Having assumed environmental liabilities in the merger with Fisher, the company was required to discount the estimate of loss to fair (present) value. This fair value was ascribed by using a discount rate of 4.73%, which was the risk free interest rate for monetary assets with maturities comparable to that of the environmental liability. The remaining discount of $6 million is being accreted by charges to interest expense over the estimated maturity period of 30 years. At December 31, 2012 and 2011, the company's total environmental liability was approximately $23 million and $22 million, respectively.

       Management believes that its reserves for environmental matters are adequate for the remediation costs the company expects to incur. As a result, the company believes that the ultimate liability with respect to environmental remediation matters will not have a material adverse effect on the company's financial position, results of operations or cash flows. However, the company may be subject to additional remedial or compliance costs due to future events, such as changes in existing laws and regulations, changes in agency direction or enforcement policies, developments in remediation technologies or changes in the conduct of the company's operations, which could have a material adverse effect on the company's financial position, results of operations or cash flows. Although these environmental remediation liabilities do not include third-party recoveries, the company may be able to bring indemnification claims against third parties for liabilities relating to certain sites.